EXHIBIT 99.1
                                                                     PAGE 1 OF 2

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-C1

ITEM 12. Security Ownership of Certain Beneficial Owners

As of December 31, 1998, the following persons were known to the Registrant to be the registered beneficial owners of more than 5% of the aggregate fractional undivided interest evidenced by each Class of the Certificates referenced below:

      TITLE                         NAME AND ADDRESS                               AMOUNT OF BENEFICIAL
     OF CLASS                     OF HOLDERS OF RECORD                        OWNERSHIP (ORIGINAL PRINCIPAL)                 % CLASS
     --------                     --------------------                        ------------------------------                 -------
Class A-1            Cede & Co.                                                      $200,000,000.00                          100%
                     55 Water Street
                     New York, New York 10041

Class A-2            Cede & Co.                                                      $318,000,000.00                          100%
                     55 Water Street
                     New York, New York 10041

Class A-3            Cede & Co.                                                      $395,812,000.00                          100%
                     55 Water Street
                     New York, New York 10041

Class B              Cede & Co.                                                       $78,327,000.00                          100%
                     55 Water Street
                     New York, New York 10041

Class C              Cede & Co.                                                       $71,800,000.00                          100%
                     55 Water Street
                     New York, New York 10041

Class D              Cede & Co.                                                       $71,582,000.00                          100%
                     55 Water Street
                     New York, New York 10041

Class E              Cede & Co.                                                       $19,582,000.00                          100%
                     55 Water Street
                     New York, New York 10041

Class F              Cede & Co.                                                        71,800,000.00                          100%
                     55 Water Street
                     New York, New York 10041

                                                                    EXHIBIT 99.1
                                                                     PAGE 2 OF 2

      TITLE                         NAME AND ADDRESS                               AMOUNT OF BENEFICIAL
     OF CLASS                     OF HOLDERS OF RECORD                        OWNERSHIP (ORIGINAL PRINCIPAL)                 % CLASS
     --------                     --------------------                        ------------------------------                 -------
Class G              LaSalle National Bank, as Trustee                                $13,054,813.00                          100%
                       Criimi Mae Series 1998-C1
                     Att:  Asset Backed Sec. Trust Services
                     135 S. LaSalle Street, Suite 1625
                     Chicago, Illinois  60674

Class H              LaSalle National Bank, as Trustee                                $26,108,964.00                          100%
                       Criimi Mae Series 1998-C1
                     Att:  Asset Backed Sec. Trust Services
                     135 S. LaSalle Street, Suite 1625
                     Chicago, Illinois  60674

Class IO             Cede & Co.                                                    $1,305,448,224.00                          100%
                     55 Water Street
                     New York, New York 10041

Class J              LaSalle National Bank, as Trustee                                $13,054,483.00                          100%
                       Criimi Mae Series 1998-C1
                     Att:  Asset Backed Sec. Trust Services
                     135 S. LaSalle Street, Suite 1625
                     Chicago, Illinois  60674

Class K              LaSalle National Bank, as Trustee                                $26,108,964.00                          100%
                       Criimi Mae Series 1998-C1
                     Att:  Asset Backed Sec. Trust Services
                     135 S. LaSalle Street, Suite 1625
                     Chicago, Illinois  60674

Class R-I            Cede & Co.                                                            -0-                                100%
                     55 Water Street
                     New York, New York 10041

Class R-II           Cede & Co.                                                            -0-                                100%
                     55 Water Street
                     New York, New York 10041

Class R-III          Cede & Co.                                                            -0-                                100%
                     55 Water Street
                     New York, New York 10041